Vanguard California Tax-Exempt Funds
Vanguard New Jersey Tax-Exempt Funds
Vanguard New York Tax-Exempt Funds
Vanguard Ohio Tax-Exempt Funds
Vanguard Pennsylvania Tax-Exempt Funds

Supplement to the Prospectus Dated March 26, 2015

Important Change to the Tax-Exempt Money Market Funds
Pamela Wisehaupt Tynan will retire from Vanguard at the end of February 2016 and will no longer have direct oversight responsibility for all tax-exempt money market funds managed by the Fixed Income Group. Upon her retirement,
Justin A. Schwartz, CFA, will assume this responsibility. Mr. Schwartz has been with Vanguard since 2004, has worked in investment management since 2005, and has managed investment portfolios since 2010. He received his B.S. from the University of Richmond.

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